Exhibit 10.2
February 11, 2025

i3 Verticals, LLC
40 Burton Hills Boulevard, Suite 415
Nashville, TN 37215

Re:    Credit Agreement, dated as of May 8, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among i3 Verticals, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.
The Borrower delivered a Compliance Certificate in accordance with Section 6.02(b) of the Credit Agreement on November 26, 2024, demonstrating that the Borrower’s Consolidated Total Net Leverage Ratio was 0.06 to 1.0, and therefore, the Applicable Rate was based on Pricing Tier 4 as of November 27, 2024. The Borrower has requested that Pricing Tier 4 apply as of September 27, 2024, as the Borrower’s Consolidated Total Net Leverage Ratio was reduced to 0.06 to 1.0 on that day due to the repayment of the outstanding Loans (the “Early Pricing Reduction”).
Notwithstanding anything to the contrary in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement, the Lenders hereby consent to the Early Pricing Reduction and agree that the Applicable Rate shall be based on Pricing Tier 4 as of September 27, 2024.
The consent contained herein is a one-time consent and is expressly limited to the purposes and matters set forth herein. Nothing contained herein shall constitute a waiver or modification of any other rights or remedies the Administrative Agent or any Lender may have under any Loan Document or applicable Law. The Credit Agreement shall remain in full force and effect according to its terms (as modified by this letter).
Each Loan Party represents and warrants to the Lenders that after giving effect to this letter, (a) the representations and warranties set forth in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct) as of such earlier date, and (b) no event has occurred and is continuing that constitutes a Default.
This letter shall constitute a Loan Document and may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this letter by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This letter shall be effective as of the date first set forth above, upon the Administrative Agent's receipt of counterparts hereof duly executed by the Lenders and each of the Loan Parties.

This letter shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:    /s/ Elizabeth O’ Conor
Name:    Elizabeth O’Conor
Title:    Authorized Officer

i3 VERTICALS, LLC
CONSENT

LENDERS:            JPMORGAN CHASE BANK, N.A.,
as a Lender, L/C Issuer and Swingline Lender
By:    /s/ Elizabeth O’ Conor
Name:    Elizabeth O’Conor
Title:    Authorized Officer

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Ross Florey
Name:    Ross Florey
Title:    Senior Vice President

REGIONS BANK,
as a Lender
By:    /s/ Sean J. Lynch
Name:    Sean J. Lynch
Title:    Managing Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender
By:    /s/ Betty Chang
Name:    Betty Chang
Title:    Authorized Signatory

KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ John R. Macks
Name:    John R. Macks
Title:    Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Thomas M. Paulk
Name:    Thomas M. Paulk
Title:    Senior Vice President

FIRSTBANK,
as a Lender
By:    /s/ David Forshee
Name:    David Forshee
Title:    Regional President

i3 VERTICALS, LLC
CONSENT

PINNACLE BANK, a Tennessee bank,
as a Lender
By:    /s/ William H. Diehl
Name:    William H. Diehl
Title:    Senior Vice President

FIRST HORIZON BANK,
as a Lender
By:    /s/ Craig Bechtel
Name:    Craig Bechtel
Title:    Senior Vice President

RAYMOND JAMES BANK,
as a Lender
By:    /s/ Chelsea Oppenheim
Name:    Chelsea Oppenheim
Title:    Vice President

i3 VERTICALS, LLC
CONSENT

ACCEPTED AND AGREED TO:

BORROWER:
I3 VERTICALS, LLC, a Delaware limited liability company

By:    /s/ Paul Maple
Name: Paul Maple
Title: General Counsel and Secretary

GUARANTORS:
I3 VERTICALS, INC., a Delaware corporation
I3 VERTICALS MANAGEMENT SERVICES, INC., a Delaware corporation
I3 HOLDINGS SUB, INC., a Delaware corporation
MENTIS TECHNOLOGY, INC., a Delaware corporation
CP-DBS, LLC, a Delaware limited liability company
I3-SOFTWARE & SERVICES, LLC, a Delaware limited liability company
I3-SPLASH, LLC, a Delaware limited liability company
I3-BEARCAT, LLC, a Delaware limited liability company
I3-MPN, LLC, a Delaware limited liability company
I3 HEALTHCARE SOLUTIONS, LLC, a Delaware limited liability company
ACS-MEDICAL BUSINESS SOLUTIONS, LLC,
a Delaware limited liability company
DUXWARE, LLC, a Delaware limited liability company
H-PAC COMPUTER SYSTEMS, LLC, a Delaware limited liability company
I3-BIS, LLC, a Delaware limited liability company
I3-IMAGESOFT, LLC, a Delaware limited liability company
I3-IMED, LLC, a Delaware limited liability company
I3-MILESTONE, LLC, a Delaware limited liability company
I3-SSI, LLC, a Delaware limited liability company
KIRIWORKS, LLC, a Delaware limited liability company
CELTIC NOMINEE HOLDINGS, LLC, a Delaware limited liability company
AD VALOREM RECORDS, INC., a Texas corporation
ON-LINE INFORMATION SERVICES, INC., an Alabama corporation
I3-MSI CONSULTING, LLC, an Arkansas limited liability company
CELTIC CROSS HOLDINGS, INC., an Arizona corporation
CELTIC GLOBAL INC, an Arizona corporation
I3-BIS INDIANA, LLC, an Indiana limited liability company
ACCUFUND, INC., a Colorado corporation
EDULOKA LIMITED, a Nevada limited liability company

By:    /s/ Paul Maple
Name: Paul Maple
Title: General Counsel and Secretary

i3 VERTICALS, LLC
CONSENT